                                                        EXHIBIT (5)(iv)



[NEW ENGLAND FINANCIAL LOGO]

       501 BOYLSTON STREET
       BOSTON, MASSACHUSETTS 02116-3700

                                   ADMINISTRATIVE OFFICE, NEW ENGLAND FINANCIAL
                                      PO Box 14594 Des Moines Iowa 50306-3594



                                         Contract Number (if assigned)


                                        No. ------------------------

 VARIABLE ANNUITY APPLICATION TO
 NEW ENGLAND LIFE INSURANCE COMPANY (NELICO)



 AMERICAN FORERUNNER SERIES APPLICATION



 CLASS SELECTION: Select One Class--If no class is selected, the Standard Class will automatically be chosen.
 [ ] STANDARD CLASS      [ ] P CLASS      [ ] C CLASS      [ ] L CLASS
 [ ] B PLUS CLASS*
 *IF B PLUS CLASS IS CHOSEN, PLEASE COMPLETE THE BONUS DISCLOSURE FORM.
 1. ANNUITANT AND OWNER(S)

 ANNUITANT (Annuitant will be the Owner unless Owner section is completed.)

----------------------------------------------------------------------------------------------------------------------------------
Name (First, Middle Initial, Last)                                                   Gender [ ] M [ ] F       Date of Birth

----------------------------------------------------------------------------------------------------------------------------------
 Street Address                                                                      Social Security #

----------------------------------------------------------------------------------------------------------------------------------
 City, State & ZIP Code                                         E-mail Address                                Marital Status

----------------------------------------------------------------------------------------------------------------------------------
 Home Telephone #                     Work Telephone #                               Relationship to Owner

----------------------------------------------------------------------------------------------------------------------------------

 OWNER - (Complete if the Owner is different from the Annuitant.)       **If
owner is a trust, please complete the trustee certification form.

----------------------------------------------------------------------------------------------------------------------------------
Name (First, Middle Initial, Last)   TYPE:  [ ] Individual [ ] Custodian
[ ] Trust**                                                                            Gender [ ] M [ ] F       Date of Birth
[ ] Corporation

----------------------------------------------------------------------------------------------------------------------------------
 Street Address                                                                      Social Security # or Tax I.D. # (TIN)

----------------------------------------------------------------------------------------------------------------------------------
 City, State & ZIP Code                                         E-mail Address                                Marital Status

----------------------------------------------------------------------------------------------------------------------------------
 Home Telephone #                     Work Telephone #                               Relationship to
                                                                                     Annuitant

----------------------------------------------------------------------------------------------------------------------------------

 JOINT OWNER -- NON-QUALIFIED ONLY

----------------------------------------------------------------------------------------------------------------------------------
Name (First, Middle Initial, Last)                                                   Gender [ ] M [ ] F       Date of Birth

----------------------------------------------------------------------------------------------------------------------------------
 Street Address                                                                      Social Security # or Tax I.D. # (TIN)

----------------------------------------------------------------------------------------------------------------------------------
 City, State & ZIP Code                                         E-mail Address                                Marital Status

----------------------------------------------------------------------------------------------------------------------------------
 Home Telephone #                     Work Telephone #                               Relationship to Owner

----------------------------------------------------------------------------------------------------------------------------------

 (Note: If two people are named as Joint Owners, either Owner may exercise any and all rights under the contract unless the Owner specifies otherwise in writing.)
 2. PRIMARY AND CONTINGENT BENEFICIARY(IES)

------------------------------------------------------------------------------------------------------------------
     Beneficiary Type        Name (First, Middle Initial, Last)    Relationship to Owner   Social Security #    %
------------------------------------------------------------------------------------------------------------------
 [ ] Primary [ ] Contingent
------------------------------------------------------------------------------------------------------------------
 [ ] Primary [ ] Contingent
------------------------------------------------------------------------------------------------------------------
 [ ] Primary [ ] Contingent
------------------------------------------------------------------------------------------------------------------

 (Note: To be used to determine whom will be paid/assume all rights under the contract on the Owner's death. The Owner's estate will be paid/assume all rights if no Beneficiary is named. Not applicable to Annuitant's death if the Natural Owner and Annuitant are different and the Annuitant predeceases the Owner. Payment/assumption will be made in equal shares to the survivors unless otherwise specified in writing by the Owner. If the primary beneficiaries predecease the Owner, the contingent beneficiaries will be paid/assume all rights. If more than three beneficiaries are named, attach a separate sheet.)

NEA APP-6-04                                                               05/04

3. CONTRACT APPLIED FOR:

[ ] Non-Qualified     [ ] IRA    [ ] Roth IRA    [ ] SEP    [ ] TSA Transfer
[ ] SIMPLE [ ] Qualified Plan ------- [ ] Decedent IRA [ ] Other -------
4. PURCHASE PAYMENT(S):

Initial Purchase Payment $ ---------- and/or transfers: $ ---------- Prior Tax Year ---------- Current Tax Year ----------

PAYMENT METHOD:  [ ] Check   [ ] Wire   [ ] Draft (if new, please complete MSA
or ACH application)

PAYMENT TYPE:  [ ] 1035 Exchange   [ ] Transfer   [ ] Rollover
[ ] Contribution
 5. REPLACEMENT (MUST BE COMPLETED)

 (a)   DO YOU HAVE ANY EXISTING INDIVIDUAL LIFE INSURANCE OR ANNUITY
 CONTRACTS?      [ ] Yes  [ ] No

 (b)   WILL THE ANNUITY APPLIED FOR REPLACE OR CHANGE ONE OR MORE EXISTING
       ANNUITY OR LIFE INSURANCE CONTRACTS?      [ ] Yes  [ ] No

      (Note: Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.) If (b) is "Yes", applicable disclosure and replacement forms must be attached)
 6. OPTIONAL RIDERS (AVAILABLE AT TIME OF APPLICATION AND MAY NOT BE CHANGED ONCE ELECTED. THERE ARE ADDITIONAL CHARGES FOR THE RIDERS.)

       DEATH BENEFIT RIDERS (CHECK ONLY ONE OR NONE) if no selection is made, the Standard Death Benefit will be automatically chosen.
        [ ] Annual Step Up (Option 1)    [ ] Greater of Annual Step Up or 5%
                                         Annual Increase (Option 2)

       OTHER RIDERS (CHECK IF DESIRED, PLEASE NOTE THE GMIB AND GUARANTEED WITHDRAWAL BENEFIT RIDERS CAN NOT BE SELECTED TOGETHER.)
        [ ] GMIB (Guaranteed Minimum Income Benefit)
                                         [ ] Earnings Preservation Benefit Rider
        [ ] Guaranteed Withdrawal Benefit
 7. AUTHORIZATION AND SIGNATURE(S)

 (a)   NOTICE TO APPLICANT(S)
       FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

       ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, PENNSYLVANIA AND TENNESSEE RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

       NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

       ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

 (b) SIGNATURES: I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief, the answers recorded are true and complete. My agreement in writing is required to any change made by the Company as to information in the Application.

 LOCATION WHERE THE APPLICATION IS SIGNED


 -------------------------------------------------------------------------------
                                  City & State

--------------------------------------------------------------------------------
 Signature of Owner                          Date

--------------------------------------------------------------------------------
 Signature of Joint Owner                    Date
 8. REPRESENTATIVE INFORMATION

       STATEMENT OF REPRESENTATIVE All answers are correct to the best of my knowledge. I have provided the Proposed Owner with the American Forerunner Series Prospectus prior to or at the time he/she completed the application form. Do you have reason to believe that the replacement or change of any existing insurance or annuity may be involved? [ ] Yes
      [ ] No

--------------------------------------------------------------------------------
 Signature of Representative                 Date

-------------------------------------------------------------------------------------------------------------------------
 Printed Representative Name                                 Phone #                          State License I.D. #
-------------------------------------------------------------------------------------------------------------------------

NEA APP-6-04                                                               05/04

[NEW ENGLAND FINANCIAL LOGO]

                                   ADMINISTRATIVE OFFICE, NEW ENGLAND FINANCIAL
                                      PO Box 14594 Des Moines Iowa 50306-3594



                                         Contract Number (if available)


                                        No. ------------------------

 VARIABLE ANNUITY APPLICATION TO
 NEW ENGLAND LIFE INSURANCE COMPANY (NELICO)



 AMERICAN FORERUNNER SERIES VARIABLE ANNUITY APPLICATION



 CLASS SELECTION: Select One Class--If no class is selected, the Standard Class will automatically be chosen.
 [ ] STANDARD CLASS      [ ] P CLASS      [ ] C CLASS      [ ]  L CLASS
 [ ] B PLUS CLASS*
 *IF B PLUS CLASS IS CHOSEN, PLEASE COMPLETE THE BONUS DISCLOSURE FORM.
 1. ANNUITANT AND OWNER(S)

 ANNUITANT (Annuitant will be the Owner unless Owner section is completed.)

----------------------------------------------------------------------------------------------------------------------------------
Name (First, Middle Initial, Last)                                                   Gender [ ] M [ ] F       Date of Birth

----------------------------------------------------------------------------------------------------------------------------------
 Street Address                                                                      Social Security #

----------------------------------------------------------------------------------------------------------------------------------
 City, State & ZIP Code                                         E-mail Address                                Marital Status

----------------------------------------------------------------------------------------------------------------------------------
 Home Telephone #                        Work Telephone #                            Relationship to Owner

----------------------------------------------------------------------------------------------------------------------------------

 OWNER - (Complete if the Owner is different from the Annuitant.)       *If
owner is a trust, please complete the trustee certification form.

----------------------------------------------------------------------------------------------------------------------------------
Name (First, Middle Initial, Last)   TYPE:  [ ] Individual [ ] Custodian [ ] Trust   Gender [ ] M [ ] F       Date of Birth
[ ] Corporation

----------------------------------------------------------------------------------------------------------------------------------
 Street Address                                                                      Social Security # or Tax I.D. # (TIN)

----------------------------------------------------------------------------------------------------------------------------------
 City, State & ZIP Code                                         E-mail Address                                Marital Status

----------------------------------------------------------------------------------------------------------------------------------
 Home Telephone #                     Work Telephone #                               Relationship to
                                                                                     Annuitant

----------------------------------------------------------------------------------------------------------------------------------

 JOINT OWNER -- NON-QUALIFIED ONLY

----------------------------------------------------------------------------------------------------------------------------------
Name (First, Middle Initial, Last)                                                   Gender [ ] M [ ] F       Date of Birth

----------------------------------------------------------------------------------------------------------------------------------
 Street Address                                                                      Social Security # or Tax I.D. # (TIN)

----------------------------------------------------------------------------------------------------------------------------------
 City, State & ZIP Code                                         E-mail Address                                Marital Status

----------------------------------------------------------------------------------------------------------------------------------
 Home Telephone #                        Work Telephone #                            Relationship to Owner

----------------------------------------------------------------------------------------------------------------------------------

 (Note: If two people are named as Joint Owners, either Owner may exercise any and all rights under the contract unless the Owner specifies otherwise in writing.)
 2. PRIMARY AND CONTINGENT BENEFICIARY(IES) IF OWNER IS A TRUST, THE TRUST MUST BE THE BENEFICIARY.

----------------------------------------------------------------------------------------------------------------------------------
        Beneficiary Type          Name (First, Middle Initial, Last)     Relationship to Owner       Social Security #        %
----------------------------------------------------------------------------------------------------------------------------------
 [ ] Primary [ ] Contingent
----------------------------------------------------------------------------------------------------------------------------------
 [ ] Primary [ ] Contingent
----------------------------------------------------------------------------------------------------------------------------------
 [ ] Primary [ ] Contingent
----------------------------------------------------------------------------------------------------------------------------------

 (Note: To be used to determine whom will be paid/assume all rights under the contract on the Owner's death. The Owner's estate will be paid/assume all rights if no Beneficiary is named. Not applicable to Annuitant's death if the Natural Owner and Annuitant are different and the Annuitant predeceases the Owner. Payment/assumption will be made in equal shares to the survivors unless otherwise specified in writing by the Owner. If the primary beneficiaries predecease the Owner, the contingent beneficiaries will be paid/assume all rights. If more than three beneficiaries are named, attach a separate sheet.)
3. CONTRACT APPLIED FOR:

[ ] Non-Qualified      [ ] IRA     [ ] Roth IRA     [ ] SEP     [ ]  SIMPLE
[ ] TSA Transfer [ ] Qualified Plan ------- [ ] Decedent IRA [ ] Other -------

NEA APP-NY-04                                                              05/04

4. PURCHASE PAYMENT(S):

Initial Purchase Payment $ ---------- and/or transfers: $ ---------- Prior Tax Year ---------- Current Tax Year ----------

PAYMENT METHOD:  [ ] Check   [ ] Wire   [ ] Draft (if new, please complete MSA
or ACH application)

PAYMENT TYPE:  [ ] 1035 Exchange   [ ] Transfer   [ ] Rollover
[ ] Contribution
 5. REPLACEMENT (MUST BE COMPLETED)

 (a)   DO YOU HAVE ANY EXISTING INDIVIDUAL LIFE INSURANCE OR ANNUITY
 CONTRACTS?      [ ] Yes  [ ] No

 (b)   WILL THE ANNUITY APPLIED FOR REPLACE OR CHANGE ONE OR MORE EXISTING
       ANNUITY OR LIFE INSURANCE CONTRACTS?      [ ] Yes  [ ] No

      (Note: Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.) If (b) is "Yes", applicable disclosure and replacement forms must be attached)
 6. OPTIONAL RIDERS (ALL ARE AVAILABLE AT TIME OF APPLICATION AND MAY NOT BE CHANGED ONCE ELECTED)

       DEATH BENEFIT RIDERS IF DESIRED
        [ ] Annual Step Up

       OTHER RIDERS (CHECK IF DESIRED, PLEASE NOTE THE GMIB AND GUARANTEED WITHDRAWAL BENEFIT RIDERS CAN NOT BE SELECTED TOGETHER)
        [ ] GMIB (Guaranteed Minimum Income Benefit)*
        [ ] Guaranteed Withdrawal Benefit

*The GMIB has limited usefulness in connection with tax-qualified contracts, such as IRAs, because if the GMIB is not exercised on or before the date of required minimum distributions must begin under a qualified plan, the certificate owner or beneficiary might be unable to exercise the GMIB benefit under the rider due to the restrictions imposed by the minimum distribution requirements. If you plan to exercise the GMIB after your required minimum distribution beginning date under an IRA, you should consider whether the GMIB is appropriate for your circumstances. You should consult your tax advisor.
 7. AUTHORIZATION AND SIGNATURE(S)

       ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

 (a)   SIGNATURES: I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief, the answers recorded are true and complete. My agreement in writing is required to any change made by the Company as to information in the Application.
 LOCATION WHERE THE APPLICATION IS SIGNED


 -------------------------------------------------------------------------------
                                  City & State

--------------------------------------------------------------------------------
 Signature of Owner                          Date

--------------------------------------------------------------------------------
 Signature of Joint Owner                    Date
 8. REPRESENTATIVE INFORMATION

       STATEMENT OF REPRESENTATIVE All answers are correct to the best of my knowledge. I have provided the Proposed Owner with the American Forerunner Series Prospectus prior or at the time he/she completed the application form. Do you have reason to believe that the replacement or change of any existing insurance or annuity may be involved? [ ] Yes
      [ ] No

--------------------------------------------------------------------------------
 Signature of Representative                 Date

-------------------------------------------------------------------------------------------------------------------------
 Printed Representative Name                                 Phone #                          State License I.D. #
-------------------------------------------------------------------------------------------------------------------------

Accepted by Company at the Administrative Office by

                                -----------------------------         ----------
                                Principal Signature                   Date

NEA APP-NY-04                                                              05/04

                                        2